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EXHIBIT 10.22

SCHEDULE TO INDEMNIFICATION AGREEMENT

        The following is a list of the current directors and senior executive officers of Genzyme Corporation who are party to an Indemnification Agreement, the form of which was filed as Exhibit 10.34 to our 1990 Form 10-K:

        Constantine E. Anagnostopoulos; Mara G. Aspinall; Mark R. Bamforth; Douglas A. Berthiaume; Henry E. Blair; Robert J. Carpenter; Earl M. Collier, Jr.; Charles L. Cooney; Zoltan A. Csimma; Thomas J. DesRosier; Richard H. Douglas; Victor J. Dzau; David D. Fleming; Georges A. Gemayel; James A. Geraghty; Elliott D. Hillback, Jr.; Alison F. Lawton; Evan M. Lebson; Roger Louis; Connie Mack III; Mary McGrane; John M. McPherson; C. Ann Merrifield; Richard A. Moscicki; Donald E. Pogorzelski; Alan E. Smith; Sandford D. Smith; Henri A. Termeer; Peter T. Traynor; G. Jan van Heek; Peter Wirth; and Michael S. Wyzga.

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  EXHIBIT 10.22
SCHEDULE TO INDEMNIFICATION AGREEMENT